GENERAL	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Business Description and Basis of Presentation [Text Block]

NOTE 1:- GENERAL

a.	Morria Biopharmaceuticals Plc. (the "Company") (a development stage company) was incorporated in Great Britain as a private limited company and commenced business operations on October 7, 2004. On February 15, 2005 the Company was registered as a non-traded public company under the laws of England and Wales.

On March 5, 2013, the Company changed its trade name to Celsus Therapeutics Plc. and intends to change its corporate name to Celsus Therapeutics Plc upon shareholder approval at its annual general meeting scheduled in June 2013.

The Company is engaged in the development of ethical synthetic drugs for the treatment of severe chronic inflammatory conditions such as contact dermatitis, allergic rhinitis, etc.

b.	On March 22, 2011 the Company established an Israeli subsidiary, Morria Biopharma Ltd., which is wholly-owned by the Company. As of the date of the financial statements, this Israeli subsidiary is inactive.

c.	As of December 31, 2012, the Company has accumulated losses in the total amount of $ 16,899 and has negative cash flow from operating activity in 2012 in the total amount of $ 2,134. Based on the Company's budget, the Company will have to obtain additional capital resources to maintain its operational activities, and there is substantial doubt that the Company will be able to continue its activity until December 31, 2013. The Company is addressing its liquidity issues by seeking additional fund raisings and implementing initiatives to allow covering of its anticipated budget deficit for 2013. If the Company is unsuccessful in raising necessary capital it will defer salaries and other payments until such time as the Company raises the necessary funds. The Company have listed its securities on the Over-the-Counter Bulletin Board (the "OTCQB") in February 2013 and also plan to apply for listing on a major exchange as soon as practicable thereafter, for the purpose of raising capital to finance its operations. Additionally, the Company is trying to raise capital from other sources.

Subsequent to the balance sheet date, the Company obtained additional equity investment in the amount of $ 1,277 in consideration for the issuance of ordinary shares and warrants, as described in more detail in Note 14.

There are no assurances, however, that the Company will be successful in obtaining an adequate level of financing needed for the long-term development and commercialization of its products. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments to reflect the possible future effects on recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

d.	On January 28, 2005 the Company acquired Morria Biopharmaceuticals Inc. (the "Subsidiary"). The Subsidiary was the owner of the intellectual property rights in drugs which it develops under a license that was granted by Yissum, the research development company of the Hebrew University of Jerusalem Israel ("Yissum") on November 27, 2002, and in connection with which a sublicense agreement was signed between the Subsidiary and the Company on February 1, 2005 (for details about the license agreement and the sublicense agreement see Note 8).

e.	The Company depends on third-party suppliers for the raw materials required for the production of its product candidates, which supplies phospholipids and hyaluronic acid. The Company also does not have the ability to independently conduct clinical trials for its product candidates, and it relies on third parties, such as contract research organizations (primarily Target Health, Inc), medical institutions, and clinical investigators to perform this function.